SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           15-Sept-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

	This Current Report on Form 8-K is being filed to file a copy of the Amendment No. 1 dated as of May 1, 2003 to Pooling and Servicing Agreement dated as of March 1, 2003, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Fairbanks Capital Corp., as servicer and special servicer, and U.S. Bank National Association, as trustee (the 'Pooling and Servicing Agreement'), in connection with the issuance by Home Equity Asset Trust 2003-2 of Home Equity Pass-Through Certificates, Series 2003-2.


Item 7. Monthly Statements and Exhibits

(q)  Not Applicable

(r)  Not Applicable

(s)  Exhibits:

	4.0  Amendment No. 1 to Pooling and Servicing Agreement


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee